SUPPLEMENT DATED MARCH 20, 2023

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR LARGE-CAP GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Large-Cap Growth Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on March 15, 2022, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved FIAM LLC (“FIAM”) to serve as the sub-adviser of the Large-Cap Growth Portfolio (the “Fund”) effective May 1, 2023, replacing BlackRock Investment Management, LLC. The Board also approved an increase in the fee waiver for the Fund effective with the approval of FIAM.

In connection with this sub-adviser change, certain principal investment strategies of the Fund will change as described below. In order to facilitate these changes, a portion of the holdings of the Fund may be sold and new investments purchased in accordance with recommendations by FIAM. Pacific Life Fund Advisors LLC, the investment adviser to the Fund, may begin this transitioning prior to May 1, 2023 utilizing the principal investment strategies described below.

Effective May 1, 2023, the Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.72%	0.72%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.95%	0.75%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver	0.87%	0.67%

[1]	The investment adviser has agreed to waive 0.08% of its management fee through April 30, 2024. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Effective May 1, 2023, under the Examples subsection, the table will be deleted and replaced with the following:

	1 year	3 years	5 years	10 years
Class I	$89	$295	$518	$1,159
Class P	$68	$232	$409	$923

Effective May 1, 2023, the Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in the common stock of large-capitalization U.S. companies that the sub-adviser believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of December 31, 2022, the market capitalization range of the Russell 1000 Growth Index was approximately $735.7 million to $2.1 trillion. As of December 31, 2022, the weighted average market capitalization of the Fund was approximately $572.2 billion.

The Fund may invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries, that may be U.S. dollar or foreign currency denominated. The Fund may also invest up to 20% of its assets in the common stock of mid-capitalization and small-capitalization U.S. companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2022, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

In buying and selling securities for the Fund, the sub-adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Effective May 1, 2023, in the Principal Risks subsection, Communications Sector Risk will be deleted.

Effective May 1, 2023, in the Performance subsection, the second paragraph will be deleted and replaced with the following:

FIAM LLC (“FIAM”) began managing the Fund on May 1, 2023, and some investment policies changed at that time. Other firms managed the Fund before that date.

Effective May 1, 2023, in the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser – FIAM LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jason Weiner, Co-Portfolio Manager	Since 2023
Asher Anolic, Co-Portfolio Manager	Since 2023

Form No. 15- 52035-00